UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 15, 2005

Structured Asset Securities Corporation II
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-119328-03 (Commission File Number)	82-0569805 (IRS Employer Identification No.)
745 Seventh Avenue, New York, New York (Address of principal executive offices)	10019 (Zip Code)

Registrant's telephone number, including area code 212-526-7000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01. Other Events.

This current report on Form 8-K relates to the monthly distribution reported to the holders of LB-UBS Commercial Mortgage Trust 2005-C1, Commercial Mortgage Pass-Through Certificates, Series 2005-C1, which was made on April 15, 2005.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

99.1 Monthly distribution report pursuant to section 4.02 of the Pooling and Servicing Agreement for the distribution on April 15, 2005.

(Exhibit No. Description)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LASALLE BANK NATIONAL ASSOCIATION, IN ITS CAPACITY AS TRUSTEE UNDER THE POOLING AND SERVICING AGREEMENT ON BEHALF OF STRUCTURED ASSET SECURITIES CORPORATION II, REGISTRANT

By: /s/ Russell Goldenberg Russell Goldenberg Group Senior Vice President

Date: April 20, 2005
LB-UBS Commercial Mortgage Trust 2005-C1
Commercial Mortgage Pass-Through Certificates,
Series 2005-C1
ABN AMRO Acct: 722354.1
Reporting Package Table of Contents
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Apr-05
15-Apr-05
17-Mar-05
17-May-05
31-Mar-05
Administrator:
Kathryn Hawkinson 312.904.6561
kathryn.hawkinson@abnamro.com
Analyst:
Brian Scheff 714.259.6278
brian.scheff@abnamro.com
Statement Date:
135 S. LaSalle Street, Suite 1625
Chicago, IL 60603
USA
Statements to Certificateholders
Cash Reconciliation Summary
Bond Interest Reconciliation
Shortfall Summary Report
Asset-Backed Facts ~ 15 Month Loan Status Summary
Asset-Backed Facts ~ 15 Month Loan Payoff/Loss Summary
Mortgage Loan Characteristics
Delinquent Loan Detail
Loan Level Detail
Realized Loss Detail
Page 2-4
Page 5-7

Page 10-12
Page 13-15
Page 16-18

Page 20-23

Historical REO Report
Appraisal Reduction Detail
Appraisal Reduction Detail
Modified Loan Detail
Historical Collateral Prepayment
Specially Serviced (Part I) - Loan Detail
Specially Serviced (Part II) - Servicer Comments

Page(s)
Information is available for this issue from the following sources
Issue Id:
Monthly Data File
Name:
LUBS05C1
LUBS05C1_200504_3.ZIP
Closing Date:
First Payment Date:
Rated Final Payment: Date:
10-Feb-05
17-Feb-05
17-Feb-40
Summary of Loan Maturity Extensions
Rating Information
Other Related Information

Page 33-34

Parties to The Transaction
Depositor: Structured Asset Securities Corporation II
Underwriter: Lehman Brothers Inc./UBS Securities LLC
Master Servicer: Wachovia Bank, National Association
Special Servicer: Allied Capital Corporation
Rating Agency: Standard & Poor's Rating Services/Moody's Investors Service, Inc.
800.246.5761
LaSalle Factor Line
LaSalle Web Site
Servicer Web Site
www.wachovia.com
www.etrustee.net

14-Apr-2005 - 11:51 (T622-T673) (c) 2005 LaSalle Bank N.A.

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
5.689283%
15-Apr-05
15-Apr-05
17-Mar-05
17-May-05
31-Mar-05
LB-UBS Commercial Mortgage Trust 2005-C1
Commercial Mortgage Pass-Through Certificates,
Series 2005-C1
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
101
REMIC III
Statement Date:
ABN AMRO Acct: 722354.1
978.580437736
9.506368302
0.000000000
969.074069434
3.313310189
Fixed
0.00
0.00
0.000000000
4.06300000%
0.000000000
52108H2Q6
A-1
53,000,000.00
503,837.52
0.00
51,360,925.68
175,605.44
51,864,763.20
1000.000000000
0.000000000
0.000000000
1000.000000000
3.591666681
Fixed
0.00
0.00
0.000000000
4.31000000%
0.000000000
52108H2R4
A-2
232,000,000.00
0.00
0.00
232,000,000.00
833,266.67
232,000,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.787500000
Fixed
0.00
0.00
0.000000000
4.54500000%
0.000000000
52108H2S2
A-3
162,000,000.00
0.00
0.00
162,000,000.00
613,575.00
162,000,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.806666667
Fixed
0.00
0.00
0.000000000
4.56800000%
0.000000000
52108H2T0
A-AB
54,000,000.00
0.00
0.00
54,000,000.00
205,560.00
54,000,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.951666660
Fixed
0.00
0.00
0.000000000
4.74200000%
0.000000000
52108H2U7
A-4
531,842,000.00
0.00
0.00
531,842,000.00
2,101,662.30
531,842,000.00
999.254632009
0.298627394
0.000000000
998.956004615
3.814654547
Fixed
0.00
0.00
0.000000000
4.58100000%
0.000000000
52108H2V5
A-1A
186,798,000.00
55,783.00
0.00
186,602,983.75
712,569.84
186,658,766.75
1000.000000000
0.000000000
0.000000000
1000.000000000
4.005000049
Fixed
0.00
0.00
0.000000000
4.80600000%
0.000000000
52108H2W3
A-J
102,769,000.00
0.00
0.00
102,769,000.00
411,589.85
102,769,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.013333084
4.816000000%
0.00
0.00
0.000000000
4.81600000%
0.000000000
52108H2X1
B
13,351,000.00
0.00
0.00
13,351,000.00
53,582.01
13,351,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.030000000
4.836000000%
0.00
0.00
0.000000000
4.83600000%
0.000000000
52108H2Y9
C
26,704,000.00
0.00
0.00
26,704,000.00
107,617.12
26,704,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.046666492
4.856000000%
0.00
0.00
0.000000000
4.85600000%
0.000000000
52108H2Z6
D
19,073,000.00
0.00
0.00
19,073,000.00
77,182.07
19,073,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.103333199
4.924000000%
0.00
0.00
0.000000000
4.92400000%
0.000000000
52108H3A0
E
24,796,000.00
0.00
0.00
24,796,000.00
101,746.25
24,796,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.194166721
5.033000000%
0.00
0.00
0.000000000
5.03300000%
0.000000000
52108HZ23/U51394KM2/52108HZ31
F
15,259,000.00
0.00
0.00
15,259,000.00
63,998.79
15,259,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.430792218
5.156070714%
0.00
0.00
0.000000000
5.31695043%
0.000000000
52108HZ49/U51394KN0/52108HZ56
G
17,167,000.00
0.00
0.00
17,167,000.00
76,063.41
17,167,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.514125597
5.256070714%
0.00
0.00
0.000000000
5.41695043%
0.000000000
52108HZ64/U51394KP5/52108HZ72
H
17,166,000.00
0.00
0.00
17,166,000.00
77,489.48
17,166,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.718292193
5.501070714%
0.00
0.00
0.000000000
5.66195043%
0.000000000
52108HZ80/U51394KQ3/52108HZ98
J
22,889,000.00
0.00
0.00
22,889,000.00
107,996.99
22,889,000.00
14-Apr-2005 - 11:51 (T622-T673) (c) 2005 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
5.689283%
15-Apr-05
15-Apr-05
17-Mar-05
17-May-05
31-Mar-05
LB-UBS Commercial Mortgage Trust 2005-C1
Commercial Mortgage Pass-Through Certificates,
Series 2005-C1
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
101
REMIC III
Statement Date:
ABN AMRO Acct: 722354.1
1000.000000000
0.000000000
0.000000000
1000.000000000
3.863333916
4.636000000%
0.00
0.00
0.000000000
4.63600000%
0.000000000
52108H2A1/U51394KR1/52108H2B9
K
5,717,000.00
0.00
0.00
5,717,000.00
22,086.68
5,717,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.863333333
4.636000000%
0.00
0.00
0.000000000
4.63600000%
0.000000000
52108H2C7/U51394KS9/52108H2D5
L
7,623,000.00
0.00
0.00
7,623,000.00
29,450.19
7,623,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.863332459
4.636000000%
0.00
0.00
0.000000000
4.63600000%
0.000000000
52108H2E3/U51394KT7/52108H2F0
M
3,811,000.00
0.00
0.00
3,811,000.00
14,723.16
3,811,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.863334208
4.636000000%
0.00
0.00
0.000000000
4.63600000%
0.000000000
52108H2G8/U51394KU4/52108H2H6
N
3,812,000.00
0.00
0.00
3,812,000.00
14,727.03
3,812,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.863332459
4.636000000%
0.00
0.00
0.000000000
4.63600000%
0.000000000
52108H2J2/U51394KV2/52108H2K9
P
3,811,000.00
0.00
0.00
3,811,000.00
14,723.16
3,811,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.863332459
4.636000000%
0.00
0.00
0.000000000
4.63600000%
0.000000000
52108H2L7/U51394KW0/52108H2M5
Q
3,811,000.00
0.00
0.00
3,811,000.00
14,723.16
3,811,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.863333275
4.636000000%
0.00
0.00
0.000000000
4.63600000%
0.000000000
52108H2N3/U51394KX8/52108H2P8
S
17,152,178.00
0.00
0.00
17,152,178.00
66,264.58
17,152,178.00
999.164035391
0.000000000
0.000000000
998.796963083
0.109001339
0.121921483%
0.00
0.00
0.000000000
0.13091105%
0.000000000
N
52108HY81/U51394KL4/52108HY99
X-CL
1,524,551,178.78
0.00
0.00
1,522,717,087.43
166,178.12
1,523,276,707.95
1000.000000000
0.000000000
0.000000000
1000.000000000
0.792554037
0.794036501%
0.00
0.00
0.000000000
0.95106484%
0.000000000
N
52108H3B8
X-CP
1,419,314,000.00
0.00
0.00
1,419,314,000.00
1,124,883.04
1,419,314,000.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
9ABST6739
R-LR
0.00
0.00
0.00
0.00
0.00
0.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
9ABST6705
R-I
0.00
0.00
0.00
0.00
0.00
0.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
9ABST6713
R-II
0.00
0.00
0.00
0.00
0.00
0.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
9ABST6721
RIII
0.00
0.00
0.00
0.00
0.00
0.00
Total P&I Payment
0.00
0.00
1,524,551,178.00
1,523,276,707.95
7,746,884.86
Total
1,522,717,087.43
559,620.52
0.00
7,187,264.34
14-Apr-2005 - 11:51 (T622-T673) (c) 2005 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
5.689283%
15-Apr-05
15-Apr-05
17-Mar-05
17-May-05
31-Mar-05
LB-UBS Commercial Mortgage Trust 2005-C1
Commercial Mortgage Pass-Through Certificates,
Series 2005-C1
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
101
Grantor Trust
Statement Date:
ABN AMRO Acct: 722354.1
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
9ABST6747
V
0.00
0.00
0.00
0.00
0.00
0.00
Total P&I Payment
0.00
0.00
0.00
0.00
0.00
Total
0.00
0.00
0.00
0.00
14-Apr-2005 - 11:51 (T622-T673) (c) 2005 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

LB-UBS Commercial Mortgage Trust 2005-C1
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Apr-05
15-Apr-05
17-Mar-05
17-May-05
31-Mar-05
Commercial Mortgage Pass-Through Certificates,
Series 2005-C1
ABN AMRO Acct: 722354.1
Statement Date:
Cash Reconciliation Summary
Current Scheduled Interest
Interest Summary
Less Deferred Interest
Plus Gross Advance Interest
Less PPIS Reducing Scheduled Int
7,183,700.40
0.00
0.00
Less ASER Interest Adv Reduction
0.00
Less Other Adjustment
0.00
Total
7,221,848.45
Unscheduled Interest:
Prepayment Penalties
0.00
Yield Maintenance Penalties
0.00
Other Interest Proceeds
0.00
Total
0.00
Less Fees & Expenses Paid By/To Servicer
Less Fee Paid To Servicer
Less Fee Strips Paid by Servicer
Special Servicing Fees
Interest Due Serv on Advances
Recoup of Prior Advances
Misc. Fees & Expenses
Total Unscheduled Fees & Expenses
Total Interest Due Trust
Less Fees & Expenses Paid By/To Trust
Trustee Fee
Fee Strips
Misc. Fees
Interest Reserve Withholding
Plus Interest Reserve Deposit
Total
Total Interest Due Certs
Principal Summary
Scheduled Principal:
Current Scheduled Principal
Advanced Scheduled Principal
Scheduled Principal
Unscheduled Principal:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Total Unscheduled Principal
Remittance Principal
Remittance P&I Due Trust
Remittance P&I Due Certs
Pool Balance Summary
Beginning Pool
Scheduled Principal
Unscheduled Principal
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance
Count
Principal
Interest
Prior Outstanding
Plus Current Period
Less Recovered
Ending Outstanding
Servicing Fee Summary
Current Servicing Fees
Plus Fees Advanced for PPIS
Less Reduction for PPIS
Plus Delinquent Servicing Fees
Total Servicing Fees
PPIS Summary
Gross PPIS
Reduced by PPIE
Reduced by Shortfalls in Fees
Reduced by Other Amounts
PPIS Reducing Scheduled
Interest
PPIS Reducing Servicing Fee
PPIS Due Certificate
0.00
0.00
0.00
0.00
0.00
0.00
7,188,813.02
)
(1,548.66
0.00
0.00
0.00
)
(1,548.66
552,011.05
7,609.47
559,620.52
0.00
0.00
0.00
0.00
0.00
0.00
559,620.52
7,748,433.54
7,746,884.87
1,523,276,708.73
89
559,620.52
0.00
0
0.00
0.00
0
0.00
0
1,522,717,088.21
89
11,253.78
34,503.54
7,609.47
38,148.05
18,863.25
72,651.59
33,035.44
0.00
0.00
111.35
33,146.79
0.00
0.00
0.00
0.00
0.00
0.00
0.00
)
(33,035.44
7,187,264.35
Interest Not Advanced (
Current Period
)
0.00
38,148.05
Workout Fees
Liquidation Fees
0.00
0.00
Less Non Recovered
0.00
0.00
0.00
0.00
0.00
Advance Summary (Advance Made by Servicer)

14-Apr-2005 - 11:51 (T622-T673) (c) 2005 LaSalle Bank N.A.

LB-UBS Commercial Mortgage Trust 2005-C1
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Apr-05
15-Apr-05
17-Mar-05
17-May-05
31-Mar-05
Commercial Mortgage Pass-Through Certificates,
Series 2005-C1
ABN AMRO Acct: 722354.1
Statement Date:
Cash Reconciliation Summary Loan Group No. 1
Current Scheduled Interest
Interest Summary
Less Deferred Interest
Plus Gross Advance Interest
Less PPIS Reducing Scheduled Int
6,264,954.72
0.00
0.00
Less ASER Interest Adv Reduction
0.00
Less Other Adjustment
0.00
Total
6,303,102.77
Unscheduled Interest:
Prepayment Penalties
0.00
Yield Maintenance Penalties
0.00
Other Interest Proceeds
0.00
Total
0.00
Less Fees & Expenses Paid By/To Servicer
Less Fee Paid To Servicer
Less Fee Strips Paid by Servicer
Special Servicing Fees
Interest Due Serv on Advances
Recoup of Prior Advances
Misc. Fees & Expenses
Total Unscheduled Fees & Expenses
Total Interest Due Trust
Less Fees & Expenses Paid By/To Trust
Trustee Fee
Fee Strips
Misc. Fees
Interest Reserve Withholding
Plus Interest Reserve Deposit
Total
Total Interest Due Certs
Principal Summary
Scheduled Principal:
Current Scheduled Principal
Advanced Scheduled Principal
Scheduled Principal
Unscheduled Principal:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Total Unscheduled Principal
Remittance Principal
Remittance P&I Due Trust
Remittance P&I Due Certs
Pool Balance Summary
Beginning Pool
Scheduled Principal
Unscheduled Principal
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance
Count
Principal
Interest
Prior Outstanding
Plus Current Period
Less Recovered
Ending Outstanding
Servicing Fee Summary
Current Servicing Fees
Plus Fees Advanced for PPIS
Less Reduction for PPIS
Plus Delinquent Servicing Fees
Total Servicing Fees
PPIS Summary
Gross PPIS
Reduced by PPIE
Reduced by Shortfalls in Fees
Reduced by Other Amounts
PPIS Reducing Scheduled
Interest
PPIS Reducing Servicing Fee
PPIS Due Certificate
0.00
0.00
0.00
0.00
0.00
0.00
6,274,728.66
)
(1,358.89
0.00
0.00
0.00
)
(1,358.89
496,228.05
7,609.47
503,837.52
0.00
0.00
0.00
0.00
0.00
0.00
503,837.52
6,778,566.18
6,777,207.29
1,336,616,944.60
71
503,837.52
0.00
0
0.00
0.00
0
0.00
0
1,336,113,107.08
71
11,253.78
34,503.54
7,609.47
38,148.05
18,863.25
72,651.59
28,374.10
0.00
0.00
111.35
28,485.46
0.00
0.00
0.00
0.00
0.00
0.00
0.00
)
(28,374.10
6,273,369.77
Interest Not Advanced (
Current Period
)
0.00
38,148.05
Workout Fees
Liquidation Fees
0.00
0.00
Less Non Recovered
0.00
0.00
0.00
0.00
0.00
Advance Summary (Advance Made by Servicer)

14-Apr-2005 - 11:51 (T622-T673) (c) 2005 LaSalle Bank N.A.

LB-UBS Commercial Mortgage Trust 2005-C1
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Apr-05
15-Apr-05
17-Mar-05
17-May-05
31-Mar-05
Commercial Mortgage Pass-Through Certificates,
Series 2005-C1
ABN AMRO Acct: 722354.1
Statement Date:
Cash Reconciliation Summary Loan Group No. 2
Current Scheduled Interest
Interest Summary
Less Deferred Interest
Plus Gross Advance Interest
Less PPIS Reducing Scheduled Int
918,745.68
0.00
0.00
Less ASER Interest Adv Reduction
0.00
Less Other Adjustment
0.00
Total
918,745.68
Unscheduled Interest:
Prepayment Penalties
0.00
Yield Maintenance Penalties
0.00
Other Interest Proceeds
0.00
Total
0.00
Less Fees & Expenses Paid By/To Servicer
Less Fee Paid To Servicer
Less Fee Strips Paid by Servicer
Special Servicing Fees
Interest Due Serv on Advances
Recoup of Prior Advances
Misc. Fees & Expenses
Total Unscheduled Fees & Expenses
Total Interest Due Trust
Less Fees & Expenses Paid By/To Trust
Trustee Fee
Fee Strips
Misc. Fees
Interest Reserve Withholding
Plus Interest Reserve Deposit
Total
Total Interest Due Certs
Principal Summary
Scheduled Principal:
Current Scheduled Principal
Advanced Scheduled Principal
Scheduled Principal
Unscheduled Principal:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Total Unscheduled Principal
Remittance Principal
Remittance P&I Due Trust
Remittance P&I Due Certs
Pool Balance Summary
Beginning Pool
Scheduled Principal
Unscheduled Principal
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance
Count
Principal
Interest
Prior Outstanding
Plus Current Period
Less Recovered
Ending Outstanding
Servicing Fee Summary
Current Servicing Fees
Plus Fees Advanced for PPIS
Less Reduction for PPIS
Plus Delinquent Servicing Fees
Total Servicing Fees
PPIS Summary
Gross PPIS
Reduced by PPIE
Reduced by Shortfalls in Fees
Reduced by Other Amounts
PPIS Reducing Scheduled
Interest
PPIS Reducing Servicing Fee
PPIS Due Certificate
0.00
0.00
0.00
0.00
0.00
0.00
914,084.35
)
(189.77
0.00
0.00
0.00
)
(189.77
55,783.00
0.00
55,783.00
0.00
0.00
0.00
0.00
0.00
0.00
55,783.00
969,867.35
969,677.58
186,659,764.13
18
55,783.00
0.00
0
0.00
0.00
0
0.00
0
186,603,981.13
18
0.00
0.00
0.00
0.00
0.00
0.00
4,661.33
0.00
0.00
0.00
4,661.33
0.00
0.00
0.00
0.00
0.00
0.00
0.00
)
(4,661.33
913,894.58
Interest Not Advanced (
Current Period
)
0.00
0.00
Workout Fees
Liquidation Fees
0.00
0.00
Less Non Recovered
0.00
0.00
0.00
0.00
0.00
Advance Summary (Advance Made by Servicer)

14-Apr-2005 - 11:51 (T622-T673) (c) 2005 LaSalle Bank N.A.

LB-UBS Commercial Mortgage Trust 2005-C1
Class
Accrued
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Apr-05
15-Apr-05
17-Mar-05
17-May-05
31-Mar-05
Commercial Mortgage Pass-Through Certificates,
Series 2005-C1
ABN AMRO Acct: 722354.1
Bond Interest Reconciliation
Deductions
Allocable
Deferred &
Prior
Prepay-
Other
Additions
Interest
Credit Support
Original
Current(4)
Accrual
Int. Short-
falls Due
ment
Interest
Interest (2)
Payment
Amount
PPIS
Interest
Certificate
Accretion
Interest
Loss/Exp
Interest
Penalties
Proceeds (1)
Interest
Shortfalls
Certificate
Rate
Pass
Thru
Method Days
Outstanding
Remaining
Statement Date:
Distributable
Current Period
(Shortfall)/
Recovery
Int Accrual
on Prior
Shortfall (3)
0.00
0.00
0.00
0.00
0.00
A-1
30
175,605.44
175,605.44
175,605.44
0.00
20.00%
20.02%
30/360
4.063000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-2
30
833,266.67
833,266.67
833,266.67
0.00
20.00%
20.02%
30/360
4.310000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-3
30
613,575.00
613,575.00
613,575.00
0.00
20.00%
20.02%
30/360
4.545000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-AB
30
205,560.00
205,560.00
205,560.00
0.00
20.00%
20.02%
30/360
4.568000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-4
30
2,101,662.30
2,101,662.30
2,101,662.30
0.00
20.00%
20.02%
30/360
4.742000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-1A
30
712,569.84
712,569.84
712,569.84
0.00
20.00%
20.02%
30/360
4.581000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-J
30
411,589.85
411,589.85
411,589.85
0.00
13.26%
13.28%
30/360
4.806000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
B
30
53,582.01
53,582.01
53,582.01
0.00
12.38%
12.40%
30/360
4.816000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
C
30
107,617.12
107,617.12
107,617.12
0.00
10.63%
10.64%
30/360
4.836000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
D
30
77,182.07
77,182.07
77,182.07
0.00
9.38%
9.39%
30/360
4.856000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
E
30
101,746.25
101,746.25
101,746.25
0.00
7.75%
7.76%
30/360
4.924000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
F
30
63,998.79
63,998.79
63,998.79
0.00
6.75%
6.76%
30/360
5.033000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
G
30
76,063.41
76,063.41
76,063.41
0.00
5.63%
5.63%
30/360
5.316950433%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
H
30
77,489.48
77,489.48
77,489.48
0.00
4.50%
4.51%
30/360
5.416950433%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
J
30
107,996.99
107,996.99
107,996.99
0.00
3.00%
3.00%
30/360
5.661950433%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
K
30
22,086.68
22,086.68
22,086.68
0.00
2.63%
2.63%
30/360
4.636000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
L
30
29,450.19
29,450.19
29,450.19
0.00
2.13%
2.13%
30/360
4.636000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
M
30
14,723.16
14,723.16
14,723.16
0.00
1.88%
1.88%
30/360
4.636000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
N
30
14,727.03
14,727.03
14,727.03
0.00
1.63%
1.63%
30/360
4.636000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
P
30
14,723.16
14,723.16
14,723.16
0.00
1.38%
1.38%
30/360
4.636000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
Q
30
14,723.16
14,723.16
14,723.16
0.00
1.13%
1.13%
30/360
4.636000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
S
30
66,264.58
66,264.58
66,264.58
0.00
0.00%
0.00%
30/360
4.636000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
X-CL
30
166,178.12
166,178.12
166,178.12
0.00
NA
NA
30/360
0.130911047%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
X-CP
30
1,124,883.04
1,124,883.04
1,124,883.04
0.00
NA
NA
30/360
0.951064844%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
V
30
0.00
0.00
0.00
0.00
NA
NA
30/360
0.000000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
7,187,264.34
7,187,264.34
7,187,264.34
0.00
0.00
0.00
0.00
(2) Accrued - Deductions + Additions Interest
(3) Includes interest accrued on outstanding Interest Shortfalls and/or Loss Allocations. Where applicable.
14-Apr-2005 - 11:51 (T622-T673) (c) 2005 LaSalle Bank N.A.

(1) Other Interest Proceeds are additional interest amounts specifically allocated to the bond(s) and used in determining the bonds Distributable Interest.
(4) Determined as follows: (A) the ending balance of all the classes less (B) the sum of (i) the ending balance of the class and (ii) the ending balance of all classes which are not subordinate to the class divided by (A).

LB-UBS Commercial Mortgage Trust 2005-C1
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Apr-05
15-Apr-05
17-Mar-05
17-May-05
31-Mar-05
Commercial Mortgage Pass-Through Certificates,
Series 2005-C1
ABN AMRO Acct: 722354.1
Interest Adjustments Summary
Statement Date:
0.00
0.00
0.00
0.00
Special Servicing Fees
Workout Fees
Liquidation Fees
Legal Fees
0.00
0.00
Misc. Fees & Expenses Paid by/to Servicer
Interest Paid to Servicer on Outstanding Advances
0.00
0.00
ASER Interest Advance Reduction
Interest Not Advanced (Current Period)
Recoup of Prior Advances by Servicer
0.00
0.00
Servicing Fees Paid Servicer on Loans Not Advanced
Misc. Fees & Expenses Paid by Trust
0.00
0.00
0.00
Shortfall Due to Rate Modification
Total Shortfall Allocated to the Bonds
Total Interest Adjustment to the Bonds
0.00
Shortfall Allocated to the Bonds:
Excess Allocated to the Bonds:
Other Interest Proceeds Due the Bonds
Yield Maintenance Penalties Due the Bonds
Prepayment Penalties Due the Bonds
Recovered ASER Interest Due the Bonds
Recovered Interest Due the Bonds
Less Total Shortfall Allocated to the Bonds
Total Excess Allocated to the Bonds
0.00
0.00
Total Excess Allocated to the Bonds
0.00
0.00
Aggregate Interest Adjustment Allocated to the Bonds
0.00
0.00
0.00
0.00
Prepayment Interest Excess Due the Bonds
0.00
ARD Excess Interest
0.00
0.00
0.00
Net Prepayment Int. Shortfalls Allocated to the Bonds
Other Interest Loss

14-Apr-2005 - 11:51 (T622-T673) (c) 2005 LaSalle Bank N.A.

LB-UBS Commercial Mortgage Trust 2005-C1
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Apr-05
15-Apr-05
17-Mar-05
17-May-05
31-Mar-05
Commercial Mortgage Pass-Through Certificates,
Series 2005-C1
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary
Distribution
Date
Delinq 1 Month
Delinq 2 Months
Delinq 3+ Months
Foreclosure
REO
Modifications
Specially Serviced
Bankruptcy
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
Delinquency Aging Categories
Special Event Categories (1)
Statement Date:
ABN AMRO Acct: 722354.1
1.12%
0.44%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
15-Apr-05
1
6,673,635
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
17-Mar-05
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
17-Feb-05
0
0
0
0
0
0
0
0
0
0
0
0
0
0
(1) Note: Modification, Specially Serviced & Bankruptcy Totals are Included in the Appropriate Delinquency Aging Category

14-Apr-2005 - 11:51 (T622-T673) (c) 2005 LaSalle Bank N.A.

LB-UBS Commercial Mortgage Trust 2005-C1
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Apr-05
15-Apr-05
17-Mar-05
17-May-05
31-Mar-05
Commercial Mortgage Pass-Through Certificates,
Series 2005-C1
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary
Distribution
Date
Delinq 1 Month
Delinq 2 Months
Delinq 3+ Months
Foreclosure
REO
Modifications
Specially Serviced
Bankruptcy
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
Delinquency Aging Categories
Special Event Categories (1)
Statement Date:
Loan Group No. 1
ABN AMRO Acct: 722354.1
1.41%
0.50%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
15-Apr-05
1
6,673,635
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
17-Mar-05
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
17-Feb-05
0
0
0
0
0
0
0
0
0
0
0
0
0
0
(1) Note: Modification, Specially Serviced & Bankruptcy Totals are Included in the Appropriate Delinquency Aging Category

14-Apr-2005 - 11:51 (T622-T673) (c) 2005 LaSalle Bank N.A.

LB-UBS Commercial Mortgage Trust 2005-C1
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Apr-05
15-Apr-05
17-Mar-05
17-May-05
31-Mar-05
Commercial Mortgage Pass-Through Certificates,
Series 2005-C1
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary
Distribution
Date
Delinq 1 Month
Delinq 2 Months
Delinq 3+ Months
Foreclosure
REO
Modifications
Specially Serviced
Bankruptcy
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
Delinquency Aging Categories
Special Event Categories (1)
Statement Date:
Loan Group No. 2
ABN AMRO Acct: 722354.1
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
15-Apr-05
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
17-Mar-05
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
17-Feb-05
0
0
0
0
0
0
0
0
0
0
0
0
0
0
(1) Note: Modification, Specially Serviced & Bankruptcy Totals are Included in the Appropriate Delinquency Aging Category

14-Apr-2005 - 11:51 (T622-T673) (c) 2005 LaSalle Bank N.A.

LB-UBS Commercial Mortgage Trust 2005-C1
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Apr-05
15-Apr-05
17-Mar-05
17-May-05
31-Mar-05
Commercial Mortgage Pass-Through Certificates,
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Penalties
Appraisal Reduct. (2)
Liquidations (2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Amort
ABN AMRO Acct: 722354.1
Series 2005-C1
15-Apr-05
89
100.00%
1,522,717,088
99.88%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
101
200
5.69%
5.66%
0
0
0
0
17-Mar-05
89
100.00%
1,523,276,709
99.92%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
102
201
5.53%
5.50%
0
0
0
0
17-Feb-05
89
100.00%
1,524,019,607
99.97%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
103
202
5.53%
5.50%
0
0
0
0
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

14-Apr-2005 - 11:51 (T622-T673) (c) 2005 LaSalle Bank N.A.

LB-UBS Commercial Mortgage Trust 2005-C1
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Apr-05
15-Apr-05
17-Mar-05
17-May-05
31-Mar-05
Commercial Mortgage Pass-Through Certificates,
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Penalties
Appraisal Reduct. (2)
Liquidations (2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Loan Group No. 1
Amort
ABN AMRO Acct: 722354.1
Series 2005-C1
15-Apr-05
71
79.78%
1,336,113,107
87.64%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
161
180
5.66%
5.63%
0
0
0
0
17-Mar-05
71
79.78%
1,336,616,945
87.67%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
162
181
5.35%
5.32%
0
0
0
0
17-Feb-05
71
79.78%
1,337,275,698
87.72%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
163
182
5.50%
5.48%
0
0
0
0
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

14-Apr-2005 - 11:51 (T622-T673) (c) 2005 LaSalle Bank N.A.

LB-UBS Commercial Mortgage Trust 2005-C1
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Apr-05
15-Apr-05
17-Mar-05
17-May-05
31-Mar-05
Commercial Mortgage Pass-Through Certificates,
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Penalties
Appraisal Reduct. (2)
Liquidations (2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Loan Group No. 2
Amort
ABN AMRO Acct: 722354.1
Series 2005-C1
15-Apr-05
18
20.22%
186,603,981
12.24%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
87
221
5.91%
5.88%
0
0
0
0
17-Mar-05
18
20.22%
186,659,764
12.24%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
88
221
5.53%
5.49%
0
0
0
0
17-Feb-05
18
20.22%
186,743,909
12.25%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
89
222
5.72%
5.68%
0
0
0
0
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

14-Apr-2005 - 11:51 (T622-T673) (c) 2005 LaSalle Bank N.A.

LB-UBS Commercial Mortgage Trust 2005-C1
Mortgage Loan Characteristics
ABN AMRO Acct: 722354.1
Series 2005-C1
Commercial Mortgage Pass-Through Certificates,
31-Mar-05
17-May-05
17-Mar-05
15-Apr-05
15-Apr-05
Record Date:
Next Payment:
Prior Payment:
Payment Date:
Statement Date:
Distribution of Mortgage Interest Rates
Distribution of Principal Balances
Distribution of Remaining Term (Balloon)
Distribution of Remaining Term (Fully Amortizing)
14-Apr-2005 - 11:51 (T622-T673) (c) 2005 LaSalle Bank N.A.

Current Scheduled
Balance
# of
Loans
Scheduled
Balance
% of
Balance
Weighted Average
Term Coupon PFY DSCR
0
0
0.00
0
0.00
0.00
%
0 to
1,000,000
%
11
18,141,439
1.19
115
5.81
0.00
%
1,000,000 to
2,000,000
%
9
23,365,954
1.53
115
5.82
0.00
%
2,000,000 to
3,000,000
%
13
45,000,616
2.96
109
5.52
0.00
%
3,000,000 to
4,000,000
%
9
39,570,271
2.60
106
5.55
0.00
%
4,000,000 to
5,000,000
%
3
16,791,020
1.10
117
5.64
0.00
%
5,000,000 to
6,000,000
%
5
32,224,579
2.12
151
6.29
0.00
%
6,000,000 to
7,000,000
%
2
14,575,919
0.96
117
5.45
0.00
%
7,000,000 to
8,000,000
%
6
51,172,290
3.36
116
5.75
0.00
%
8,000,000 to
9,000,000
%
0
0
0.00
0
0.00
0.00
%
9,000,000 to 10,000,000
%
1
10,380,634
0.68
115
5.56
0.00
%
10,000,000 to 11,000,000
%
2
22,663,326
1.49
106
5.62
0.00
%
11,000,000 to 12,000,000
%
2
25,600,000
1.68
87
5.70
0.00
%
12,000,000 to 13,000,000
%
0
0
0.00
0
0.00
0.00
%
13,000,000 to 14,000,000
%
1
14,500,000
0.95
118
5.39
0.00
%
14,000,000 to 15,000,000
%
15
374,695,247
24.61
100
5.54
0.00
%
15,000,000 to 40,000,000
%
4
180,935,794
11.88
76
5.45
0.00
%
40,000,000 to 65,000,000
%
3
249,700,000
16.40
82
5.12
0.00
%
65,000,000 to 90,000,000
%
1
113,400,000
7.45
116
5.04
0.00
%
90,000,000 to 115,000,000
%
2
290,000,000
19.04
115
5.92
0.00
%
115,000,000 &
Above
%
160,000,000
1,142,281
1,522,717,088
89
100.00%
Average Schedule Balance
Maximum Schedule Balance
Minimum Schedule Balance
17,109,181
Current Mortgage
Interest Rate
# of
Loans
Scheduled
Balance
% of
Balance
Weighted Average
Term Coupon PFY DSCR
1
46,400,000
3.05
79
4.62
0.00
%
4.500%
%
to
4.750%
2
123,500,000
8.11
74
4.92
0.00
%
4.751%
%
to
5.000%
7
282,782,932
18.57
82
5.12
0.00
%
5.001%
%
to
5.250%
23
280,760,264
18.44
114
5.37
0.00
%
5.251%
%
to
5.500%
25
192,742,967
12.66
111
5.60
0.00
%
5.501%
%
to
5.750%
15
291,340,404
19.13
113
5.84
0.00
%
5.751%
%
to
6.000%
11
286,841,444
18.84
101
6.04
0.00
%
6.001%
%
to
6.250%
0
0
0.00
0
0.00
0.00
%
6.251%
%
to
6.500%
2
7,949,087
0.52
127
6.64
0.00
%
6.501%
%
to
6.750%
0
0
0.00
0
0.00
0.00
%
6.751%
%
to
7.000%
3
10,399,990
0.68
174
7.07
0.00
%
7.001%
%
to
7.250%
0
0
0.00
0
0.00
0.00
%
7.251%
%
to
7.500%
0
0
0.00
0
0.00
0.00
%
7.501%
%
to
7.750%
0
0
0.00
0
0.00
0.00
%
7.751%
%
to
8.000%
0
0
0.00
0
0.00
0.00
%
8.001%
%
&
Above
89
1,522,717,088
Minimum Mortgage Interest Rate
Maximum Mortgage Interest Rate
100.00%
4.618%
7.070%
Fully Amortizing
Mortgage Loans
# of
Loans
Scheduled
Balance
% of
Balance
Weighted Average
Term Coupon PFY DSCR
0
0
0.00
0
0.00
0.00
%
%
to
0
60
0
0
0.00
0
0.00
0.00
%
%
to
61
120
5
33,425,202
2.20
174
5.89
0.00
%
%
to
121
180
0
0
0.00
0
0.00
0.00
%
%
to
181
240
0
0
0.00
0
0.00
0.00
%
%
&
241
Above
179
173
5
33,425,202
Minimum Remaining Term
Maximum Remaining Term
2.20%
Balloon
Mortgage Loans
# of
Loans
Scheduled
Balance
% of
Balance
Weighted Average
Term Coupon PFY DSCR
0
0
0.00
0
0.00
0.00
%
%
0
to
12
0
0
0.00
0
0.00
0.00
%
%
13
to
24
0
0
0.00
0
0.00
0.00
%
%
25
to
36
13
227,697,176
14.95
56
5.53
0.00
%
%
37
to
60
65
1,217,426,750
79.95
105
5.50
0.00
%
%
61
to
120
6
44,167,960
2.90
164
5.96
0.00
%
%
121
to
180
0
0
0.00
0
0.00
0.00
%
%
181
to
240
0
0
0.00
0
0.00
0.00
%
%
241
& Above
175
55
84
1,489,291,886
Minimum Remaining Term
Maximum Remaining Term
%
97.80

LB-UBS Commercial Mortgage Trust 2005-C1
Mortgage Loan Characteristics
ABN AMRO Acct: 722354.1
Series 2005-C1
Commercial Mortgage Pass-Through Certificates,
31-Mar-05
17-May-05
17-Mar-05
15-Apr-05
15-Apr-05
Record Date:
Next Payment:
Prior Payment:
Payment Date:
Statement Date:
Geographic Distribution
Distribution of DSCR (PFY)
Distribution of DSCR (Cutoff)
14-Apr-2005 - 11:51 (T622-T673) (c) 2005 LaSalle Bank N.A.

Debt Service
Coverage Ratio
# of
Loans
Scheduled
Balance
% of
Balance
WAMM WAC PFY DSCR
0
0
0.00
0
0.00
0.00
%
%
Less than zero
0
0
0.00
0
0.00
0.00
%
%
0.000 0.249
0
0
0.00
0
0.00
0.00
%
%
0.250 0.499
0
0
0.00
0
0.00
0.00
%
%
0.500 0.749
0
0
0.00
0
0.00
0.00
%
%
0.750 0.999
0
0
0.00
0
0.00
0.00
%
%
1.000 1.249
0
0
0.00
0
0.00
0.00
%
%
1.250 1.499
0
0
0.00
0
0.00
0.00
%
%
1.500 1.749
0
0
0.00
0
0.00
0.00
%
%
1.750 1.999
0
0
0.00
0
0.00
0.00
%
%
2.000 2.249
0
0
0.00
0
0.00
0.00
%
%
2.250 2.499
0
0
0.00
0
0.00
0.00
%
%
2.500 2.749
0
0
0.00
0
0.00
0.00
%
%
2.750 2.999
0
0
0.00
0
0.00
0.00
%
%
3.000 3.249
0
0
0.00
0
0.00
0.00
%
%
3.250 & Above
89
1,522,717,088
100.00
101
5.53
0.00
%
%
Unknown
0.000
0.000
89
1,522,717,088
100.00%
Minimum DSCR
Maximum DSCR
Debt Service
Coverage Ratio
# of
Loans
Scheduled
Balance
% of
Balance
WAMM WAC PFY DSCR
0
0
0.00
0
0.00
0.00
%
%
Less than zero
0
0
0.00
0
0.00
0.00
%
%
0.000 0.249
0
0
0.00
0
0.00
0.00
%
%
0.250 0.499
0
0
0.00
0
0.00
0.00
%
%
0.500 0.749
0
0
0.00
0
0.00
0.00
%
%
0.750 0.999
19
268,440,329
17.63
95
5.71
0.00
%
%
1.000 1.249
50
716,757,261
47.07
114
5.77
0.00
%
%
1.250 1.499
14
242,332,581
15.91
82
5.30
0.00
%
%
1.500 1.749
3
50,386,918
3.31
63
5.24
0.00
%
%
1.750 1.999
1
113,400,000
7.45
116
5.04
0.00
%
%
2.000 2.249
1
85,000,000
5.58
81
4.91
0.00
%
%
2.250 2.499
0
0
0.00
0
0.00
0.00
%
%
2.500 2.749
0
0
0.00
0
0.00
0.00
%
%
2.750 2.999
1
46,400,000
3.05
79
4.62
0.00
%
%
3.000 3.249
0
0
0.00
0
0.00
0.00
%
%
3.250 & Above
3.030
1.000
89
1,522,717,088 100.00
Minimum DSCR
Maximum DSCR
%
Geographic
Location
# of
Loans
Scheduled
Balance
% of
Balance
WAMM WAC PFY DSCR
California
15
305,480,488
20.06
97
5.65
0.00
%
%
New York
6
253,167,586
16.63
96
5.70
0.00
%
%
Texas
18
233,476,213
15.33
109
5.32
0.00
%
%
Multiple States
2
175,000,000
11.49
71
5.05
0.00
%
%
Florida
12
133,346,826
8.76
107
5.53
0.00
%
%
Hawaii
1
130,000,000
8.54
116
5.80
0.00
%
%
Pennsylvania
5
70,970,301
4.66
124
5.85
0.00
%
%
Maryland
2
48,872,645
3.21
81
4.68
0.00
%
%
Utah
1
38,730,187
2.54
117
5.50
0.00
%
%
Colorado
2
26,069,566
1.71
89
5.82
0.00
%
%
Virginia
4
22,085,279
1.45
133
6.02
0.00
%
%
Michigan
2
21,574,636
1.42
117
5.56
0.00
%
%
Ohio
3
10,258,138
0.67
117
5.83
0.00
%
%
Massachusetts
1
8,700,000
0.57
175
6.08
0.00
%
%
North Carolina
3
8,632,503
0.57
89
5.41
0.00
%
%
Tennessee
2
8,486,152
0.56
117
5.67
0.00
%
%
Oklahoma
2
7,269,197
0.48
116
5.54
0.00
%
%
Louisiana
1
6,107,200
0.40
175
6.05
0.00
%
%
Georgia
1
3,500,000
0.23
117
5.42
0.00
%
%
Illinois
1
3,142,554
0.21
118
5.46
0.00
%
%
Minnesota
1
1,981,375
0.13
62
5.30
0.00
%
%
West Virginia
1
1,772,370
0.12
174
7.07
0.00
%
%
Alabama
1
1,676,137
0.11
118
5.63
0.00
%
%
Kentucky
1
1,275,452
0.08
179
6.57
0.00
%
%
Indiana
1
1,142,281
0.08
117
5.76
0.00
%
%
100.00
1,522,717,088
89
%

LB-UBS Commercial Mortgage Trust 2005-C1
Mortgage Loan Characteristics
ABN AMRO Acct: 722354.1
Series 2005-C1
Commercial Mortgage Pass-Through Certificates,
31-Mar-05
17-May-05
17-Mar-05
15-Apr-05
15-Apr-05
Record Date:
Next Payment:
Prior Payment:
Payment Date:
Statement Date:
Distribution of Loan Seasoning
Distribution of Property Types
Distribution of Year Loans Maturing
Distribution of Amortization Type
14-Apr-2005 - 11:51 (T622-T673) (c) 2005 LaSalle Bank N.A.

Property Types
# of
Loans
Scheduled
Balance
% of
Balance
WAMM WAC PFY DSCR
Retail
44
582,833,280
38.28
110
5.45
0.00
%
%
Office
14
452,276,119
29.70
108
5.54
0.00
%
%
Multifamily
19
235,553,981
15.47
80
5.79
0.00
%
%
Self storage
2
103,000,000
6.76
68
5.29
0.00
%
%
Undefined
3
90,114,922
5.92
87
5.43
0.00
%
%
Industrial
6
55,688,786
3.66
126
5.73
0.00
%
%
Mobile home park
1
3,250,000
0.21
81
5.48
0.00
%
%
1,522,717,088
89
100.00%
Amortization Type
# of
Loans
Scheduled
Balance
% of
Balance
WAMM WAC PFY DSCR
AmortizingBalloon
44
375,097,252
24.63
106
5.61
0.00
%
%
ARD
4
26,597,434
1.75
175
6.05
0.00
%
%
Full Amortizing
5
33,425,202
2.20
174
5.89
0.00
%
%
IO Maturity Balloon
14
612,300,000
40.21
95
5.36
0.00
%
%
IO/Amortizing/Balloon
22
475,297,200
31.21
97
5.63
0.00
%
%
1,522,717,088
89
100.00%
Number of Months
# of
Loans
Scheduled
Balance
% of
Balance
WAMM WAC PFY DSCR
85
1,511,041,646
99.23
101
0.00
%
%
5.52
0
to
12
0
0
0.00
0
0.00
%
%
0.00
13
to
24
0
0
0.00
0
0.00
%
%
0.00
25
to
36
0
0
0.00
0
0.00
%
%
0.00
37
to
48
0
0
0.00
0
0.00
%
%
0.00
49
to
60
0
0
0.00
0
0.00
%
%
0.00
61
to
72
0
0
0.00
0
0.00
%
%
0.00
73
to
84
4
11,675,442
0.77
175
0.00
%
%
7.02
85
to
96
0
0
0.00
0
0.00
%
%
0.00
97
to
108
0
0
0.00
0
0.00
%
%
0.00
109
to
120
0
0
0.00
0
0.00
%
%
0.00
121
or
More
89
1,522,717,088
100.00%
Year
# of
Loans
Scheduled
Balance
% of
Balance
WAMM WAC PFY DSCR
0
0
0.00
0
0.00
0.00
%
%
2005
0
0
0.00
0
0.00
0.00
%
%
2006
0
0
0.00
0
0.00
0.00
%
%
2007
0
0
0.00
0
0.00
0.00
%
%
2008
9
156,682,932
10.29
56
5.72
0.00
%
%
2009
6
162,995,619
10.70
60
5.15
0.00
%
%
2010
4
91,595,931
6.02
78
5.16
0.00
%
%
2011
4
103,650,000
6.81
81
5.02
0.00
%
%
2012
0
0
0.00
0
0.00
0.00
%
%
2013
25
629,543,274
41.34
114
5.61
0.00
%
%
2014
30
300,656,169
19.74
117
5.64
0.00
%
%
2015
11
77,593,162
5.10
168
5.93
0.00
%
%
2016 & Greater
100.00
1,522,717,088
89
%

LB-UBS Commercial Mortgage Trust 2005-C1
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Apr-05
15-Apr-05
17-Mar-05
17-May-05
31-Mar-05
Commercial Mortgage Pass-Through Certificates,
Series 2005-C1
ABN AMRO Acct: 722354.1
Delinquent Loan Detail
Disclosure
Control #
Paid
Thru
Date
Current P&I
Advance
Outstanding
P&I
Advances**
Out. Property
Protection
Advances
Loan
Status
Code (1)
Special
Servicer
Transfer Date
Foreclosure
Date
Bankruptcy
Date
REO
Date
Statement Date:
11-Jan-05
45,757.52
91,514.84
0.00
1
40
45,757.52
91,514.84
Total
14-Apr-2005 - 11:51 (T622-T673) (c) 2005 LaSalle Bank N.A.

A. In Grace Period
1. Delinq. 1 month
2. Delinq. 2 months
3. Delinquent 3 + months
4. Performing Matured Balloon
** Outstanding P&I Advances include the current period P&I Advances and may include Servicer and Trust Advances.
7. Foreclosure
9. REO
B. Late Payment but < 1 month delinq.
5. Non Performing Matured Balloon

LB-UBS Commercial Mortgage Trust 2005-C1
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Apr-05
15-Apr-05
17-Mar-05
17-May-05
31-Mar-05
Commercial Mortgage Pass-Through Certificates,
Series 2005-C1
ABN AMRO Acct: 722354.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
NY
6.02000%
11-Nov-14
LUBS5C1A
Office
0.00
160,000,000
829,422
1
HI
5.80000%
11-Dec-14
LUBS5C1A
Retail
0.00
130,000,000
649,278
2
TX
5.04000%
1-Dec-14
LUBS5C1A
Retail
0.00
113,400,000
476,280
3
XX
5.19000%
11-May-10
LUBS5C1A
Self storage
0.00
90,000,000
402,225
4
XX
4.91000%
11-Jan-12
LUBS5C1A
Retail
0.00
85,000,000
347,792
5
CA
5.27582%
11-Apr-14
LUBS5C1A
Office
0.00
74,700,000
339,367
6
CA
6.08000%
11-Dec-09
LUBS5C1A
Multifamily
0.00
48,950,000
256,280
7
MD
4.61750%
11-Nov-11
LUBS5C1A
Office
0.00
46,400,000
184,495
8
NY
5.19500%
11-Dec-09
LUBS5C1A
0.00
44,711,101
268,203
9
TX
5.90500%
11-Jan-15
LUBS5C1B
Multifamily
0.00
40,874,693
243,317
10
UT
5.50000%
11-Jan-15
LUBS5C1A
0.00
38,730,187
268,276
11
NY
4.94400%
11-Feb-10
LUBS5C1A
Office
0.00
38,500,000
163,907
12
CA
5.27582%
11-Apr-14
LUBS5C1A
Retail
0.00
38,000,000
172,637
13
FL
5.65500%
11-Jan-15
LUBS5C1A
Office
0.00
33,891,058
196,368
14
PA
5.89000%
11-Dec-14
LUBS5C1A
Retail
0.00
29,882,081
177,749
15
PA
5.78000%
11-Jan-15
LUBS5C1A
Office
0.00
28,750,000
143,095
16
CA
5.88000%
11-Sep-11
LUBS5C1B
Multifamily
0.00
22,000,000
111,393
17
CA
5.28000%
11-Sep-19
LUBS5C1A
Office
0.00
21,749,761
179,847
18
CO
5.53000%
11-Nov-11
LUBS5C1A
Retail
0.00
19,395,931
111,086
19
CA
6.08000%
11-Dec-09
LUBS5C1B
Multifamily
0.00
18,700,000
97,905
20
FL
5.64000%
11-Jan-15
LUBS5C1A
Office
0.00
18,500,000
89,848
21
TX
5.09000%
11-Jan-10
LUBS5C1B
Multifamily
0.00
17,700,000
77,580
22
CA
6.08000%
11-Dec-09
LUBS5C1B
Multifamily
0.00
16,650,000
87,172
23
14-Apr-2005 - 11:51 (T622-T673) (c) 2005 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

LB-UBS Commercial Mortgage Trust 2005-C1
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Apr-05
15-Apr-05
17-Mar-05
17-May-05
31-Mar-05
Commercial Mortgage Pass-Through Certificates,
Series 2005-C1
ABN AMRO Acct: 722354.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
MI
5.50000%
11-Jan-15
LUBS5C1A
Industrial
0.00
16,246,229
92,550
24
FL
5.52000%
11-Jan-15
LUBS5C1A
Industrial
0.00
16,000,000
76,053
25
TX
5.39000%
11-Feb-15
LUBS5C1B
Multifamily
0.00
14,500,000
67,300
26
CA
5.96000%
11-Dec-14
LUBS5C1A
Self storage
0.00
13,000,000
66,719
27
FL
5.43000%
11-Jan-10
LUBS5C1A
Retail
0.00
12,600,000
58,916
28
CA
5.70000%
11-Mar-16
LUBS5C1A
Industrial
0.00
11,463,326
72,000
29
CA
5.53000%
11-Jan-12
LUBS5C1A
Retail
0.00
11,200,000
53,334
30
FL
5.56000%
11-Nov-14
LUBS5C1A
Retail
0.00
10,380,634
59,648
31
CA
6.08000%
11-Dec-09
LUBS5C1B
Multifamily
0.00
8,900,000
46,596
32
MA
6.08000%
11-Nov-19
LUBS5C1A
Retail
0.00
8,700,000
45,549
33
CA
6.08000%
11-Nov-19
LUBS5C1A
Retail
0.00
8,500,000
44,502
34
VA
5.66000%
11-Jan-15
LUBS5C1A
Office
0.00
8,500,000
41,428
35
FL
5.50000%
11-Jan-15
LUBS5C1A
Retail
0.00
8,372,290
47,694
36
FL
5.03000%
11-Dec-09
LUBS5C1B
Multifamily
0.00
8,200,000
35,517
37
TX
5.41000%
11-Jan-15
LUBS5C1B
Multifamily
0.00
7,300,000
34,008
38
FL
5.50000%
11-Jan-15
LUBS5C1A
Retail
0.00
7,275,919
41,449
39
CO
6.65000%
11-Jan-15
LUBS5C1A
0.00
6,673,635
45,869
1
40
VA
7.07000%
10-Oct-19
LUBS5C1C
Industrial
0.00
6,558,552
60,360
41
FL
5.59000%
11-Nov-14
LUBS5C1A
Retail
0.00
6,565,192
37,848
42
PA
6.04000%
11-Nov-19
LUBS5C1A
Retail
0.00
6,320,000
32,871
43
LA
6.05000%
11-Nov-19
LUBS5C1A
Retail
0.00
6,107,200
31,817
44
CA
5.65000%
11-Jan-15
LUBS5C1A
Office
0.00
5,980,757
34,634
45
FL
5.50000%
11-Jan-15
LUBS5C1A
Retail
0.00
5,481,857
31,228
46
14-Apr-2005 - 11:51 (T622-T673) (c) 2005 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

LB-UBS Commercial Mortgage Trust 2005-C1
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Apr-05
15-Apr-05
17-Mar-05
17-May-05
31-Mar-05
Commercial Mortgage Pass-Through Certificates,
Series 2005-C1
ABN AMRO Acct: 722354.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
MI
5.76000%
11-Dec-14
LUBS5C1A
Office
0.00
5,328,406
31,255
47
OH
5.54000%
11-Dec-14
LUBS5C1A
Retail
0.00
4,939,071
28,287
48
TX
5.15000%
11-Nov-09
LUBS5C1B
Multifamily
0.00
4,871,832
26,755
49
TN
5.75000%
11-Jan-15
LUBS5C1B
Multifamily
0.00
4,386,152
25,677
50
TX
5.90000%
11-Sep-14
LUBS5C1B
Multifamily
0.00
4,355,662
28,081
51
VA
5.40000%
11-Dec-14
LUBS5C1A
Retail
0.00
4,341,080
24,483
52
TX
5.55000%
11-Nov-14
LUBS5C1B
Multifamily
0.00
4,290,000
20,503
53
NY
5.63000%
11-Nov-12
LUBS5C1A
Office
0.00
4,200,000
20,362
54
FL
5.50000%
11-Jan-15
LUBS5C1A
Retail
0.00
4,086,475
23,279
55
TN
5.58000%
11-Feb-15
LUBS5C1A
Office
0.00
4,100,000
19,701
56
CA
5.30000%
11-Jan-15
LUBS5C1A
Retail
0.00
3,886,645
21,657
57
NC
5.11000%
11-Dec-09
LUBS5C1A
Retail
0.00
3,900,000
17,161
58
TX
5.81000%
11-Sep-11
LUBS5C1B
Multifamily
0.00
3,800,000
19,012
59
OK
5.54000%
11-Dec-14
LUBS5C1A
Retail
0.00
3,783,965
21,671
60
GA
5.42000%
11-Jan-15
LUBS5C1A
Retail
0.00
3,500,000
16,335
61
NY
5.67000%
11-Dec-14
LUBS5C1A
Retail
0.00
3,485,613
20,248
62
OK
5.54000%
11-Dec-14
LUBS5C1A
Retail
0.00
3,485,231
19,961
63
TX
5.60000%
11-Nov-14
LUBS5C1B
Multifamily
0.00
3,300,000
15,913
64
NC
5.56000%
11-Jan-15
LUBS5C1A
Retail
0.00
3,286,960
19,617
65
OH
5.48000%
11-Jan-12
LUBS5C1A
Mobile home park
0.00
3,250,000
15,336
66
IL
5.46000%
11-Feb-15
LUBS5C1A
Retail
0.00
3,142,554
17,806
67
TX
5.49000%
11-Jan-15
LUBS5C1A
Retail
0.00
3,102,213
17,653
68
PA
5.86000%
11-Nov-19
LUBS5C1A
Retail
0.00
3,077,434
19,709
69
14-Apr-2005 - 11:51 (T622-T673) (c) 2005 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

LB-UBS Commercial Mortgage Trust 2005-C1
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Apr-05
15-Apr-05
17-Mar-05
17-May-05
31-Mar-05
Commercial Mortgage Pass-Through Certificates,
Series 2005-C1
ABN AMRO Acct: 722354.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
TX
5.66000%
11-Jan-15
LUBS5C1B
Multifamily
0.00
2,990,397
17,336
70
TX
5.51000%
11-Dec-14
LUBS5C1A
Retail
0.00
2,987,265
17,053
71
PA
5.79000%
11-Jan-15
LUBS5C1A
Retail
0.00
2,940,785
17,290
72
TX
5.43000%
11-Nov-14
LUBS5C1A
Industrial
0.00
2,735,032
15,494
73
VA
5.55000%
11-Nov-14
LUBS5C1A
Industrial
0.00
2,685,647
15,415
74
MD
5.88000%
11-Jul-14
LUBS5C1A
Retail
0.00
2,472,645
15,413
75
NY
5.80000%
11-Dec-14
LUBS5C1A
Retail
0.00
2,270,872
13,378
76
TX
6.06000%
11-Feb-10
LUBS5C1A
Retail
0.00
2,214,244
13,390
77
OH
7.07000%
10-Oct-19
LUBS5C1D
Retail
0.00
2,069,067
19,042
78
FL
5.50000%
11-Jan-15
LUBS5C1A
Retail
0.00
1,993,402
11,356
79
MN
5.30000%
11-Jun-10
LUBS5C1A
Retail
0.00
1,981,375
13,533
80
TX
5.41000%
11-Jan-15
LUBS5C1B
Multifamily
0.00
1,900,000
8,851
81
TX
5.45000%
11-Nov-14
LUBS5C1B
Multifamily
0.00
1,885,246
11,611
82
CA
6.08000%
11-Dec-09
LUBS5C1A
Retail
0.00
1,800,000
9,424
83
WV
7.07000%
10-Oct-19
LUBS5C1E
Retail
0.00
1,772,370
16,311
84
AL
5.63000%
11-Feb-15
LUBS5C1A
Office
0.00
1,676,137
9,676
85
NC
5.87500%
11-Jan-15
LUBS5C1A
Retail
0.00
1,445,543
8,577
86
KY
6.57000%
10-Mar-20
LUBS5C1F
Retail
0.00
1,275,452
11,196
87
TX
5.55000%
11-Dec-14
LUBS5C1A
Retail
0.00
1,269,631
7,279
88
IN
5.76000%
11-Jan-15
LUBS5C1A
Retail
0.00
1,142,281
8,081
89
1,522,717,088
7,781,581
0
14-Apr-2005 - 11:51 (T622-T673) (c) 2005 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

LB-UBS Commercial Mortgage Trust 2005-C1
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Apr-05
15-Apr-05
17-Mar-05
17-May-05
31-Mar-05
Commercial Mortgage Pass-Through Certificates,
Series 2005-C1
ABN AMRO Acct: 722354.1
Realized Loss Detail
Period
Disclosure
Control #
Appraisal
Date
Appraisal
Value
Beginning
Scheduled
Balance
Gross
Proceeds
Gross Proceeds
as a % of
Sched. Balance
Aggregate
Liquidation
Expenses *
Net
Liquidation
Proceeds
Net Proceeds
as a % of
Sched. Balance
Realized
Loss
Statement Date:
Current Total
Cumulative
14-Apr-2005 - 11:51 (T622-T673) (c) 2005 LaSalle Bank N.A.

* Aggregate liquidation expenses also include outstanding P&I advances and unpaid servicing fees, unpaid trustee fees, etc..

LB-UBS Commercial Mortgage Trust 2005-C1
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Apr-05
15-Apr-05
17-Mar-05
17-May-05
31-Mar-05
Commercial Mortgage Pass-Through Certificates,
Series 2005-C1
Historical Collateral Level REO Report
Property
Type
Statement Date:
State
Actual
Balance
Scheduled
Balance
Recent
Appraisal
Value
Appraisal
Reduction
Amount
Date
Liquidated
Liquidation
Proceeds
Liquidation
Expenses
Realized
Loss
Disclosure
Control #
REO
Date
City
Appraisal
Date
ABN AMRO Acct: 722354.1
14-Apr-2005 - 11:51 (T622-T673) (c) 2005 LaSalle Bank N.A.

LB-UBS Commercial Mortgage Trust 2005-C1
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Apr-05
15-Apr-05
17-Mar-05
17-May-05
31-Mar-05
Commercial Mortgage Pass-Through Certificates,
Series 2005-C1
ABN AMRO Acct: 722354.1
ASER Detail
Period
Disclosure
Control #
Appraisal
Date
Appraisal
Value
Beginning
Scheduled
Balance
ASER
Prin
Balance
ASER Prin
ADV Reduction
Amount
Current
Appraisal
Reduction Date
Current Appraisal
Reduction
Amount
Cumulative
ASER
Amount
Statement Date:
ASER Int
ADV Reduction
Amount
14-Apr-2005 - 11:51 (T622-T673) (c) 2005 LaSalle Bank N.A.

LB-UBS Commercial Mortgage Trust 2005-C1
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Apr-05
15-Apr-05
17-Mar-05
17-May-05
31-Mar-05
Commercial Mortgage Pass-Through Certificates,
Series 2005-C1
ABN AMRO Acct: 722354.1
Appraisal Reduction Detail
Disclosure
Control#
Appraisal
Red. Date
Scheduled
Balance
ASER
Note
Rate
Maturity
Date
Property
Type
Geographic
Location
Appraisal
Value Date
DSCR
Statement Date:
Remaining Term
Life
ARA
Amount
Current P&I
Advance

14-Apr-2005 - 11:51 (T622-T673) (c) 2005 LaSalle Bank N.A.

LB-UBS Commercial Mortgage Trust 2005-C1
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Apr-05
15-Apr-05
17-Mar-05
17-May-05
31-Mar-05
Commercial Mortgage Pass-Through Certificates,
Series 2005-C1
ABN AMRO Acct: 722354.1
Modified Loan Detail
Disclosure
Control #
Modification
Date
Cutoff
Maturity
Date
Modification
Description
Modified
Maturity
Date
Statement Date:
14-Apr-2005 - 11:51 (T622-T673) (c) 2005 LaSalle Bank N.A.

LB-UBS Commercial Mortgage Trust 2005-C1
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Apr-05
15-Apr-05
17-Mar-05
17-May-05
31-Mar-05
Commercial Mortgage Pass-Through Certificates,
Series 2005-C1
ABN AMRO Acct: 722354.1
Historical Collateral Level Prepayment Report
Disclosure
Control #
Payoff
Period
Initial
Balance
Type
Payoff
Amount
Penalty
Amount
Prepayment
Date
Maturity
Date
Property
Type
Geographic
Location
Statement Date:
Cumulative
Current
14-Apr-2005 - 11:51 (T622-T673) (c) 2005 LaSalle Bank N.A.

LB-UBS Commercial Mortgage Trust 2005-C1
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Apr-05
15-Apr-05
17-Mar-05
17-May-05
31-Mar-05
Commercial Mortgage Pass-Through Certificates,
Series 2005-C1
ABN AMRO Acct: 722354.1
Specially Serviced (Part I) ~ Loan Detail (End of Period)
Disclosure
Control #
Servicing
Xfer Date
Balance
Note
Rate
Maturity
Date
Remaining
Property
Type
Geo.
Location
NOI
DSCR
NOI
Date
Schedule
Actual
Life
Statement Date:
Loan
Status
Code(1)
14-Apr-2005 - 11:51 (T622-T673) (c) 2005 LaSalle Bank N.A.

(1) Legend:
A. P&I Adv - in Grace Period
B. P&I Adv - < one month delinq
1. P&I Adv - delinquent 1 month
2. P&I Adv - delinquent 2 months
3. P&I Adv - delinquent 3+ months
4. Mat. Balloon/Assumed P&I
7. Foreclosure
9. REO
5. Non Performing Mat. Balloon

LB-UBS Commercial Mortgage Trust 2005-C1
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Apr-05
15-Apr-05
17-Mar-05
17-May-05
31-Mar-05
Commercial Mortgage Pass-Through Certificates,
Series 2005-C1
ABN AMRO Acct: 722354.1
Specially Serviced Loan Detail (Part II) ~ Servicer Comments (End of Period)
Disclosure
Control #
Resolution
Strategy
Comments
Statement Date:
14-Apr-2005 - 11:51 (T622-T673) (c) 2005 LaSalle Bank N.A.

LB-UBS Commercial Mortgage Trust 2005-C1
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Apr-05
15-Apr-05
17-Mar-05
17-May-05
31-Mar-05
Commercial Mortgage Pass-Through Certificates,
Series 2005-C1
ABN AMRO Acct: 722354.1
Maturity Extension Summary
Statement Date:
Loans which have had their Maturity Dates extended
Stated Principal Balance outstanding:
Weighted Average Extension Period:
Loans in the process of having their Maturity Dates extended
Stated Principal Balance outstanding:
Weighted Average Extension Period:
Loans in the process of having their Maturity Dates further extended
Cutoff Principal Balance:
Weighted Average Extension Period:
Loans paid-off that did experience Maturity Date extensions
Cutoff Principal Balance:
Weighted Average Extension Period:
0
0.00
0
0.00
Number of Loans:
0
Number of Loans:
0
0
0.00
0
Number of Loans:
Number of Loans:
0
0.00
0
Loans paid-off that did not experience Maturity Date extensions
Number of Loans:
Cutoff Principal Balance:
0
0.00

14-Apr-2005 - 11:51 (T622-T673) (c) 2005 LaSalle Bank N.A.

LB-UBS Commercial Mortgage Trust 2005-C1
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Apr-05
15-Apr-05
17-Mar-05
17-May-05
31-Mar-05
Commercial Mortgage Pass-Through Certificates,
Series 2005-C1
ABN AMRO Acct: 722354.1
Rating Information
Class
CUSIP
Fitch
Moody's
S&P
Fitch
Moody's
S&P
Original Ratings
Rating Change/Change Date(1)
Statement Date:
A-1
52108H2Q6
NR
Aaa
AAA
A-2
52108H2R4
NR
Aaa
AAA
A-3
52108H2S2
NR
Aaa
AAA
A-AB
52108H2T0
NR
Aaa
AAA
A-4
52108H2U7
NR
Aaa
AAA
A-1A
52108H2V5
NR
Aaa
AAA
A-J
52108H2W3
NR
Aaa
AAA
B
52108H2X1
NR
Aa1
AA+
C
52108H2Y9
NR
Aa2
AA
D
52108H2Z6
NR
Aa3
AA-
E
52108H3A0
NR
A2
A
F
52108HZ23
NR
A3
A-
G
52108HZ49
NR
Baa1
BBB+
H
52108HZ64
NR
Baa2
BBB
J
52108HZ80
NR
Baa3
BBB-
K
52108H2A1
NR
Ba1
BB+
L
52108H2C7
NR
Ba2
BB
M
52108H2E3
NR
Ba3
BB-
N
52108H2G8
NR
NR
B+
P
52108H2J2
NR
NR
B
Q
52108H2L7
NR
NR
B-
S
52108H2N3
NR
NR
NR

14-Apr-2005 - 11:51 (T622-T673) (c) 2005 LaSalle Bank N.A.
NR - Designates that the class was not rated by the rating agency.
(1) Changed ratings provided on this report are based on information provided by the applicable rating agency via electronic transmission. It shall be understood that this transmission will generally have been provided to LaSalle within 30 days of the payment date listed on this statement. Because ratings may have changed during the 30 day window, or may not be being provided by the rating agency in an electronic format and therefore not being updated on this report, LaSalle recommends that investors obtain current rating information directly from the rating agency.

LB-UBS Commercial Mortgage Trust 2005-C1
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Apr-05
15-Apr-05
17-Mar-05
17-May-05
31-Mar-05
Commercial Mortgage Pass-Through Certificates,
Series 2005-C1
ABN AMRO Acct: 722354.1
Rating Information
Class
CUSIP
Fitch
Moody's
S&P
Fitch
Moody's
S&P
Original Ratings
Rating Change/Change Date(1)
Statement Date:
X-CP
52108H3B8
NR
Aaa
AAA
X-CL
52108HY81
NR
Aaa
AAA
V
9ABST6747
NR
NR
NR

14-Apr-2005 - 11:51 (T622-T673) (c) 2005 LaSalle Bank N.A.
NR - Designates that the class was not rated by the rating agency.
(1) Changed ratings provided on this report are based on information provided by the applicable rating agency via electronic transmission. It shall be understood that this transmission will generally have been provided to LaSalle within 30 days of the payment date listed on this statement. Because ratings may have changed during the 30 day window, or may not be being provided by the rating agency in an electronic format and therefore not being updated on this report, LaSalle recommends that investors obtain current rating information directly from the rating agency.

LB-UBS Commercial Mortgage Trust 2005-C1
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Apr-05
15-Apr-05
17-Mar-05
17-May-05
31-Mar-05
Commercial Mortgage Pass-Through Certificates,
Series 2005-C1
ABN AMRO Acct: 722354.1
Legend
Statement Date:
Until this statement/report is filed with the Commission with respect to the Trust pursuant to Section 15(d) of the Securities Exchange Act of 1934, as amended, the recipient hereof shall be deemed to keep the information contained herein confidential and such information will not, without the prior consent of the Master
Servicer or the Trustee, be disclosed by such recipient or by its officers, directors, partners, employees, agents or representatives in any manner whatsoever, in whole or in part.

14-Apr-2005 - 11:51 (T622-T673) (c) 2005 LaSalle Bank N.A.